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                                                                  Exhibit 4.3.1

      FIRST SUPPLEMENTAL INDENTURE, dated as of May 14, 2004 (the "First Supplemental Indenture") between Meritage Corporation, a corporation organized under the laws of the State of Maryland (the "Issuer"), the Guarantors named therein, Meritage Homes of Colorado, Inc. (the "Additional Guarantor") and Wells Fargo Bank, National Association, as trustee (the "Trustee"), under the Indenture (as defined below). Capitalized terms used and not defined herein shall have the same meanings given in the Indenture unless otherwise indicated.

      WHEREAS, the Issuer, the Guarantors thereto and the Trustee are parties to that certain Indenture dated as of April 21, 2004 (the "Indenture") pursuant to which the Company issued its 7% Senior Notes 2014 (the "Notes") and the Guarantors guaranteed the obligations of the Issuer under the Indenture and the Notes;

      WHEREAS, pursuant to Section 4.13 of the Indenture, if the Issuer acquires or creates any additional subsidiary which is a Restricted Subsidiary, each such subsidiary shall execute and deliver a supplemental indenture pursuant to which such subsidiary shall unconditionally guaranty the Issuer's obligations under the Notes;

      WHEREAS, the Additional Guarantor is a Restricted Subsidiary of the Issuer;

      WHEREAS, the Issuer and the Trustee desire to have the Additional Guarantor enter into this First Supplemental Indenture and agree to guaranty the obligations of the Issuer under the Indenture and the Notes and the Additional Guarantor desires to enter into this First Supplemental Indenture and to guaranty the obligations of the Issuer under the Indenture and the Notes as of such date;

      WHEREAS, Section 8.01 of the Indenture provides that the Issuer, the Guarantors and the Trustee may, without the written consent of the Holders of the outstanding Notes, amend the Indenture as provided herein;

      WHEREAS, by entering into this First Supplemental Indenture, the Issuer and the Trustee have consented to amend the Indenture in accordance with the terms and conditions herein;

      WHEREAS, each Guarantor hereby acknowledges and consents to amend the Indenture in accordance with the terms and conditions herein; and

      WHEREAS, all acts and things prescribed by the Articles of Incorporation and Bylaws of the Additional Guarantor (as now in effect) necessary to make this First Supplemental Indenture a valid instrument legally binding on the Additional Guarantor for the purposes herein expressed, in accordance with its terms, have been duly done and performed.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Additional Guarantor and the Trustee hereby agree for the benefit of each other and the equal and ratable benefit of the Holders of the Notes as follows:

      1. Additional Guarantor as Guarantor. As of the date hereof and pursuant to this First Supplemental Indenture, the Additional Guarantor shall become a Guarantor under the definition of Guarantor in the Indenture in accordance with the terms and conditions of the Indenture and shall assume all rights and obligations of a Guarantor thereunder.
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      2. Compliance with and Fulfillment of Condition of Section 4.13. The execution and delivery of this First Supplemental Indenture by the Additional Guarantor (along with such documentation relating thereto as the Trustee shall require) fulfills the obligations of the Issuer under Section 4.13 of the Indenture.

      3. Construction. For all purposes of this First Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the defined terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this First Supplemental Indenture refer to this First Supplemental Indenture as a whole and not to any particular Section hereof.

      4. Trustee Acceptance. The Trustee accepts the amendment of the Indenture effected by this First Supplemental Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee in the performance of its duties and obligations under the Indenture, as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of each of the Issuer and the Additional Guarantor, respectively, and makes no representations as to the validity or enforceability against either the Issuer or the Additional Guarantor.

      5. Indenture Ratified. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.


      6. Holders Bound. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.


      7. Successors and Assigns. This First Supplemental Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


      8. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.


      9. Governing Law. This First Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to principles of conflicts of laws.





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      IN WITNESS WHEREOF, the Issuer, the Additional Guarantor and the Trustee
have caused this First Supplemental Indenture to be duly executed as of the date first above written.

                              ISSUER:

                              MERITAGE CORPORATION

                              By:      /s/ Steven J. Hilton
                                       Steven J. Hilton
                              Its: Co-Chairman, Co-President and Co-Chief Executive Officer

                              By:      /s/ Larry W. Seay
                                       Larry W. Seay
                              Its:     Chief Financial Officer, Vice
                                       President-Finance and Secretary


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                              ADDITIONAL GUARANTOR:

                              MERITAGE HOMES OF COLORADO, INC.

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-Chairman and CEO

                              By:      /s/ Larry W. Seay
                                            Larry W. Seay
                              Its:     Vice President-Secretary

                              TRUSTEE:

                              WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

                              By:      /s/ Jeanie Mar

                              Its:     Vice President

                              GUARANTORS:

                              MONTEREY HOMES ARIZONA, INC.

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-CEO, President and Chief
                                       Executive Officer

                              MERITAGE PASEO CROSSING, LLC

                              By:      Meritage Homes of Arizona, Inc., its
                                       Sole Member

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-CEO and Chairman


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                              MONTEREY HOMES CONSTRUCTION, INC.

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-CEO, President and Chief
                                                Executive Officer

                              MERITAGE PASEO CONSTRUCTION, LLC

                              By: Meritage Homes Construction, Inc., its Sole Member

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-CEO and Co-Chairman

                              MERITAGE HOMES OF ARIZONA, INC.

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-CEO and Co-Chairman

                              MERITAGE HOMES CONSTRUCTION, INC.

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-CEO and Co-Chairman


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                              MTH-TEXAS GP, INC.

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-Chairman

                              MTH-TEXAS LP, INC.

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-Chairman

                              LEGACY/MONTEREY HOMES L.P.

                              By:      MTH-Texas GP, Inc., its General Partner

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-Chairman

                              MERITAGE HOMES OF CALIFORNIA, INC.

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-CEO, President and Chief
                                                Executive Officer



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                              HANCOCK-MTH BUILDERS, INC.

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-Chairman and Co-CEO

                              HANCOCK-MTH COMMUNITIES, INC.

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-Chairman and Co-CEO

                              LEGACY OPERATING COMPANY, L.P.

                              By:      Meritage Holdings, L.L.C., its General
                                       Partner

                              By:      Legacy/Monterey Homes L.P., its Sole
                                       Member

                              By:      MTH-Texas GP, Inc., its General Partner

                              By:      /s/ Steven J. Hilton
                                       Steven J. Hilton
                              Its:     Co-Chairman

                              By:      /s/ Larry W. Seay
                                       Larry W. Seay
                              Its:     Vice President-Secretary


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                              HULEN PARK VENTURE, LLC

                              By:      Legacy/Monterey Homes L.P., its Sole
                                       Member

                              By:      MTH-Texas GP, Inc., its General Partner

                              By:      /s/ Steven J. Hilton
                                       Steven J. Hilton
                              Its:     Co-Chairman

                              By:      /s/ Larry W. Seay
                                       Larry W. Seay
                              Its:     Vice President-Secretary

                              MERITAGE HOLDINGS, L.L.C.

                              By:      Legacy/Monterey Homes L.P., its Sole
                                       Member

                              By:      MTH-Texas GP, Inc., its General Partner

                              By:      /s/ Steven J. Hilton
                                       Steven J. Hilton
                              Its:     Co-Chairman

                              By:      /s/ Larry W. Seay
                                       Larry W. Seay

                              Its:     Vice President-Secretary

                              MTH HOMES-TEXAS, L.P.

                              By:      MTH-Texas GP II, Inc., its General
                                       Partner

                              By:      /s/ Steven J. Hilton
                                       Steven J. Hilton
                              Its:     Co-Chairman

                              By:      /s/ Larry W. Seay
                                       Larry W. Seay
                              Its:     Vice President-Secretary


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                              MTH-TEXAS GP II, INC.

                              By:      /s/ Steven J. Hilton
                                       Steven J. Hilton
                              Its:     Co-Chairman

                              By:      /s/ Larry W. Seay
                                       Larry W. Seay
                              Its:     Vice President-Secretary

                              MTH-TEXAS LP II, INC.

                              By:      /s/ Steven J. Hilton
                                       Steven J. Hilton
                              Its:     Co-Chairman

                              By:      /s/ Larry W. Seay
                                       Larry W. Seay
                              Its:     Vice President-Secretary

                              MTH-HOMES NEVADA, INC.

                              By:      /s/ Steven J. Hilton
                                         Steven J. Hilton
                              Its:     Co-Chairman and Chief Executive Officer

                              By:      /s/ Larry W. Seay
                                       Larry W. Seay
                              Its:     Vice President-Secretary

                              MTH-CAVALIER, LLC

                              By: Monterey Homes Construction, Inc., its Sole Member

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title: Co-CEO, President and Chief
                                       Executive Officer


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                              MTH GOLF

                              By:      Hancock-MTH Builders, Inc., its Sole
                                       Member

                              By:      /s/ Larry W. Seay
                                       Name:    Larry W. Seay
                                       Title:   Vice President-Secretary

                              By:      /s/ Steven J. Hilton
                                       Name:    Steven J. Hilton
                                       Title:   Co-Chairman and Co-CEO

                              LEGACY-HAMMONDS MATERIALS, L.P.

                              By:      Meritage Holdings, L.L.C., its General
                                       Partner

                              By:      Legacy/Monterey Homes L.P., its Sole
                                       Member

                              By:      MTH-Texas GP, Inc., its General Partner

                              By:      /s/ Steven J. Hilton
                                       Steven J. Hilton
                              Its:     Co-Chairman

                              By:      /s/ Larry W. Seay
                                       Larry W. Seay
                              Its:     Vice President-Secretary

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